UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 26, 2010 (Date of earliest event reported)
Cavium Networks, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-33435 (Commission File Number)	77-0558625 (IRS Employer Identification Number)

805 East Middlefield Road, Mountain View, CA (Address of principal executive offices)		94043 (Zip Code)
650-623-7000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 26, 2010, Cavium Networks, Inc. (the "Company") issued a press release announcing its financial results for the first quarter of 2010. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information under Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be incorporated by reference into filings with the U.S. Securities and Exchange Commission (the "SEC") made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Cavium Networks, Inc. dated April 26, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2010	CAVIUM NETWORKS, INC. By: /s/ Arthur D. Chadwick Arthur D. Chadwick Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Cavium Networks, Inc. dated April 26, 2010